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Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of CML Accumulation Annuity Account E:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of CML Accumulation Annuity Account E (comprised of the Invesco Oppenheimer V.I. Total Return Bond Fund) (“the Separate Account”) as of December 31, 2020, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2020, the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the underlying mutual fund and its transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 10, 2021

KPMG LLP, a Delaware limited liability partnership and a member firm of the

KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

CML  Accumulation Annuity Account E

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Invesco
Oppenheimer V.I.
Total Return Bond
Sub-Account
ASSETS
Investments
Number of shares	130,661
Identified cost	$1,046,509
Value	$1,101,471
Total assets	1,101,471

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	2
Mortality Liability	19
Total liabilities	21

NET ASSETS	$1,101,450

Net Assets:
78799 qualified units outstanding at $13.87 per unit	$1,092,622
882 non-qualified units outstanding at $10.01 per unit	8,828

Net assets	$1,101,450

See Notes to Financial Statements.

CML  Accumulation Annuity Account E

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Years Ended December 31, 2020 and 2019

	Invesco	Invesco
	Oppenheimer V.I.	Oppenheimer V.I.
	Total Return Bond	Total Return Bond
	Sub-Account	Sub-Account
	2020	2019
Investment Income
Dividends	$34,508	$42,363

Expenses
Mortality and expense risk fees	340	359

Net investment income (loss)	34,168	42,004

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(22,429)	(139,569)
Realized gain (loss)	(22,429)	(139,569)
Change in net unrealized appreciation/depreciation of investments	89,667	211,482

Net gain (loss) on investments	67,238	71,913

Net increase (decrease) in net assets resulting from operations	101,406	113,917

Capital transactions:
Transfers due to death benefits	-	(18,804)
Transfers due to annuity benefit payments	(1,248)	(1,003)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	381	(88)
Transfers due to withdrawal of funds	(60,346)	(347,567)
Net increase (decrease) in net assets resulting from capital transactions	(61,213)	(367,462)
Total increase (decrease)	40,193	(253,545)

NET ASSETS, at beginning of the year	1,061,257	1,314,802

NET ASSETS, at end of the year	$1,101,450	$1,061,257

See Notes to Financial Statements.

CML  Accumulation Annuity Account E

Notes To Financial Statements

1.      ORGANIZATION

CML Accumulation Annuity Account E (the “Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 21, 1975. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.       INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2020, the Separate Account invests in the following mutual fund:

The sub-account listed in the first column
Sub-Account	invests in the fund in this column

Invesco Oppenheimer V.I. Total Return Bond Sub-Account	Invesco Oppenheimer V.I. Total Return Bond
Fund[1,2]

1 Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. The Acquiring Fund/Sub-Account assumes the accounting and performance history of the corresponding Merging Fund/Sub-Account. In connection with that transaction the following Fund/Sub-Account merged:

MERGING FUND/SUB-ACCOUNT	ACQUIRING FUND/SUB-ACCOUNT

Fund: Oppenheimer Total Return Bond Fund/VA	Fund: Invesco Oppenheimer V.I. Total Return Bond Fund

Sub-Account: Oppenheimer Total Return Bond Sub-Account	Sub-Account: Invesco Oppenheimer V.I. Total Return Bond Sub-Account

[2]Invesco Advisers, Inc. is the investment adviser to this Fund.

3.      SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account CML Accumulation Annuity Account E follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the Oppenheimer Core Bond Sub-Account are valued at the closing net asset value of the fund, which values its investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net

Notes To Financial Statements (Continued)

investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using either the 71 IAM or 83 IAM table.

4.      FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2020. There have been no transfers between levels for the year ended December 31, 2020.

5.       RELATED PARTY TRANSACTIONS

Receivable from/Payable to MassMutual

Certain fees such as mortality and expense risk fees are charges paid between the general investment account (the “General Account”) and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

Notes To Financial Statements (Continued)

6.      PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2020 were as follows:

Invesco Oppenheimer V.I. Total Return Bond Sub-Account

Cost of purchase	$57,708
Proceeds from sales	(84,733)

7.       NET INCREASE (DECREASE) IN OUTSTANDING

The changes in outstanding units for the two years ended December 31, 2020 were as follows:

	2020		2019
	Invesco		Invesco
	Oppenheimer V.I.		Oppenheimer V.I.
	Total Return Bond		Total Return Bond
	Sub-Account		Sub-Account
	Qualified	Non-Qualified	Qualified	Non-Qualified
Units purchased	1,706	-	325	-
Units withdrawn	(6,217)	-	(30,261)	-
Net increase (decrease)	(4,511)	-	(29,936)	-

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2020 follows:

	At December 31,				For the Years Ended December 31,
				Investment
		Net Assets		Income	Expense	Total
	Units	Unit Value[3]	Amount	Ratio[1]	Ratio[2]	Return[3]
Invesco Oppenheimer V.I. Total Return Bond Sub-Account - Qualified[4]
2020	78,799	$13.87	$1,092,622	3.13%	0.02%	9.68%
2019	83,310	12.64	1,053,176	3.47	0.02	9.55
2018	113,246	11.54	1,307,391	3.34	0.02	(1.07)
2017	118,987	11.67	1,388,170	2.36	0.02	4.57
2016	133,079	11.16	1,484,826	3.60	0.02	3.24
Invesco Oppenheimer V.I. Total Return Bond Sub-Account - Non-Qualified[4]
2020	882	10.01	8,828	3.16	0.42	9.25
2019	882	9.16	8,081	3.34	0.42	9.04
2018	882	8.40	7,411	3.34	0.42	(1.43)
2017	882	8.52	7,518	2.41	0.42	4.16
2016	882	8.18	7,218	3.10	0.42	2.76

1The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

2The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owners accounts through the redemption of units and expenses of the underlying fund have been excluded.

3The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

4Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. See Note 2 to the financial statements for information regarding the merger of this Sub-Account.

B.	The Separate Account is assessed a mortality and expense risk charge. MassMutual will make deductions, for all contract years, equal on an annual basis to 0.02% and 0.42% of average daily net asset value for qualified and non-qualified contracts, respectively. The deductions are for the mortality and expense risks undertaken by MassMutual. This charge is assessed through a reduction of unit values for all contracts contained within the Separate Account. A one time front-end charge is made for sales and administrative charges. The charge ranges from 8% to 9% on periodic purchase payments. This charge is assessed through a reduction in the number of units purchased.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 10, 2021, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.